SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): January 18, 1996
                                                         ----------------





                              COMFORCE Corporation
             (Exact name of registrant as specified in its charter)




                                    Delaware
                  --------------------------------------------
                  State or Other Jurisdiction of Incorporation




         1-6081                                           36-23262248
 ----------------------                                -----------------
 Commission File Number                                 I.R.S. Employer
                                                       Identification No.





 2001 Marcus Avenue, Lake Success, NY                        11042
 --------------------------------------                    --------
 Address of principal executive offices                    Zip Code

 Registrant's telephone number, including area code:   (516) 352-3200



                                 Not Applicable
--------------------------------------------------------------------------------
Former name, former address and former fiscal year, if changed since last report

Item  5.          Other Events
                  ------------

                  On January 18, 1996, COMFORCE Corporation ("COMFORCE" or the "Registrant") announced it had entered into two letters of intent to acquire RRA, Inc. and Williams Communications Services, Inc. The two privately owned companies are engaged in the technical staffing, consulting and outsourcing businesses. The acquisitions are subject to, among other things, completion of satisfactory due diligence investigations of the businesses to be acquired as well as negotiation of definitive purchase agreements regarding the acquisitions. Subject to these factors, the acquisitions are expected to be completed within 60 to 90 days.



Item  7.          Exhibits
                  --------

                  99.1      Press Release dated January 18, 1996.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.






                              COMFORCE CORPORATION
                              --------------------
                                   Registrant







Dated:   January 30, 1996                      CHRISTOPHER P. FRANCO
-------------------------                     ------------------------
                                              Executive Vice President